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                                                                    Exhibit 10.3


                  FIRST AMENDMENT, dated as of September 29, 2000 (this "AMENDMENT"), to the Amended and Restated Senior Loan Agreement, dated as of June 30, 2000 (such Senior Loan Agreement, as amended, supplemented or otherwise modified from time to time, the "SENIOR LOAN AGREEMENT"), among ANC RENTAL CORPORATION, a Delaware corporation (the "BORROWER"), and LEHMAN BROTHERS INC., as sole advisor, sole arranger and sole book manager (the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent and as administrative agent (in such capacity, the "ADMINISTRATIVE Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower has requested that the Arranger and the Administrative Agent amend certain provisions of the Senior Loan Agreement;

                  WHEREAS, the Arranger and the Administrative Agent have agreed to amend the Senior Loan Agreement, but only upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Arranger and the Administrative Agent hereby agree as follows:

                  1. DEFINITIONS. All terms defined in the Senior Loan Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                   2. AMENDMENT OF DEFINITION OF "PERMITTED LIENS". The definition of "Permitted Liens" is hereby amended by (a) deleting the word "and" at the end of paragraph (v) thereof, (b) deleting the period at the end of paragraph (w) thereof and substituting therefor "; and" and (c) adding at the end of such Section the following new paragraph (x) to read in its entirety as follows:

                           (x) Liens in connection with the incurrence of
                  Permitted Vehicle Indebtedness consisting of floating charges on the personal property of Foreign Subsidiaries; PROVIDED that such Liens secure, in the aggregate, no more than the equivalent of one hundred (100) Dollars.

                  3. REPRESENTATIONS; NO DEFAULT. On and as of the date hereof, and after giving effect to this Amendment, (a) the Borrower certifies that no Default or Event of Default has occurred or is continuing, and (b) the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 3 of the Senior Loan Agreement and in the other Loan Documents are true and correct in all material respects, PROVIDED that the references to the Senior Loan Agreement therein shall be deemed to be references to this Amendment and to the Senior Loan Agreement as amended by this Amendment.


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                  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that:

                  (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of the Borrower;

                  (b) the Administrative Agent shall have received an executed acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower; and

                  (c) the Administrative Agent shall have received an executed certificate of an officer of the Borrower in form satisfactory to the Administrative Agent as to
                           (i) the accuracy of the representations and warranties set forth in Section 3 of the Senior Loan Agreement and in the other Loan Documents, (ii) the absence of any Default or Event of Default after giving effect to this Amendment, and (iii) such other customary matters as the Administrative Agent may reasonably request.

                  5. LIMITED CONSENT AND AMENDMENT. Except as expressly amended herein, the Senior Loan Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Senior Loan Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Senior Loan Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                  6. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.




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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                         ANC RENTAL CORPORATION



                                         By: /s/ Leland F. Wilson
                                             ----------------------------------
                                             Name:  Leland F. Wilson
                                             Title: Vice President and Treasurer



                                         LEHMAN BROTHERS INC.
                                         as Arranger



                                         By: /s/ G. Andrew Keith
                                             -----------------------------------
                                             Name:  G. Andrew Keith
                                             Title: Senior Vice President



                                         LEHMAN COMMERCIAL PAPER INC.,
                                          as Syndication Agent



                                         By: /s/ G. Andrew Keith
                                             ----------------------------------
                                             Name:  G. Andrew Keith
                                             Title: Authorized Signatory



                                         LEHMAN COMMERCIAL PAPER INC.,
                                          as Administrative Agent and Lender



                                         By: /s/ G. Andrew Keith
                                             ----------------------------------
                                             Name:  G. Andrew Keith
                                             Title: Authorized Signatory



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                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned parties to the Subsidiary Guarantee dated as of June 30, 2000 and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Brothers Inc. and Lehman Commercial Paper Inc., hereby (a) consents to the transactions contemplated by the foregoing Amendment to the Senior Loan Agreement and (b) acknowledges and agrees that the guarantees contained in the Subsidiary Guarantees and related documents are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Senior Loan Agreement.

                                   ALAMO RENT-A-CAR (CANADA), INC.
                                   ALAMO RENT-A-CAR, LLC
                                   LIABILITY MANAGEMENT COMPANIES
                                     HOLDING, INC.
                                   NATIONAL CAR RENTAL LICENSING, INC.
                                   NATIONAL CAR RENTAL SYSTEM, INC.
                                   REPUBLIC GUY SALMON PARTNER, INC.
                                   REPUBLIC INDUSTRIES AUTOMOTIVE
                                     RENTAL GROUP (BELGIUM) INC.
                                   SPIRIT RENT-A-CAR, INC.



                                   By: /s/ Leland F. Wilson
                                        ----------------------------------------
                                        Name:  Leland F. Wilson
                                        Title: Vice President and Treasurer

                                   ALAMO RENT-A-CAR MANAGEMENT, LP
                                        By:  ARC-GP, Inc., its general partner
                                   ANC COLLECTOR CORPORATION
                                   ANC FINANCIAL, LP
                                        By: ANC Financial GP Corporation, its
                                            general partner
                                   ARC-GP, INC.
                                   ARC-TM, INC.
                                   NCR AFFILIATE SERVICER, INC.
                                   NCRAS MANAGEMENT, LP
                                        By: NCRAS-GP, Inc., its general partner
                                   NCRAS-GP, INC.
                                   SRAC MANAGEMENT, LP
                                        By: SRAC-GP, Inc., its general partner
                                   SRAC-GP, INC.
                                   SRAC-TM, INC.



                                   By: /s/ Leland F. Wilson
                                       ----------------------------------------
                                       Name:  Leland F. Wilson
                                       Title: Vice President and Treasurer




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